Exhibit 32.1

Certification of CEO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Ingevity Corporation (the “Company”) on Form 10-K for the period ending December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Luis Fernandez-Moreno, Interim President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2025

/S/ LUIS FERNANDEZ-MORENO
Luis Fernandez-Moreno
Interim President and Chief Executive Officer